                                                                  Total pages: 8


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 30, 1996
                                                    --------------


                       BOETTCHER PENSION INVESTORS, LTD.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


COLORADO                                0-13219                    84-0948497
- ----------------------------------------------------------------------------------------------
(State or other jurisdiction          (Commission                  (IRS Employer
  of incorporation)                   File Number)              Identification No.)


77 West Wacker Drive               Chicago, Illinois                  60601
- ----------------------------------------------------------------------------------------------
(Address of principal                                               (Zip code)
executive office)

Registrant's telephone number, including area code  (312) 574-6000
                                                    --------------
                                      N/A
- --------------------------------------------------------------------------
             (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

On April 30, 1996, Boettcher Pension Investors, Ltd. (the "Partnership") entered into a contract, which subsequently closed on May 8, 1996, to sell the land, related improvements and personal property of the retail center known as Lindsay-Main Shopping Center ( Lindsay ) located at 116 North Lindsay, in Mesa, Arizona. The purchaser, GOV, Inc., is not affiliated with the Partnership, its Managing General Partner or any affiliate, director, officer or associate of the foregoing, and the sales price was determined by arm's length negotiations. Lindsay consists of a 1-building shopping center containing approximately 37,000 square feet of net rentable area on approximately 4.213 acres of land and one vacant, undeveloped parcel of land consisting of approximately .934 acres. At the time of sale, Lindsay was approximately 38% leased and occupied.

The net proceeds to the Partnership, before proration of operating income and expenses related to the property, were as follows:

Sales price                                                        $1,000,000
         Less Costs of Sale-
                 Sales Commissions                                    (60,000)
                 Estimated title, legal fees, and other               (30,000)
         Security Deposit Liability                                    (9,905)
         Holdback for tenant improvements in progress                 (50,000)
                                                                   ----------

                 Net Proceeds                                      $  850,095
                                                                   ==========



The net proceeds will be utilized as follows:

         Partial repayment of amounts owed to Managing
           General Partner                                         $   88,000


         Distribution to Limited Partners ($71/unit)                  760,907

         Addition to Partnership cash reserves                          1,188
                                                                   ----------

                 Net Proceeds from Sale                            $  850,095
                                                                   ==========

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements--Not applicable.

(b) Pro Forma financial information--See pages 4 through 7 filed as part of this report.

(c)      Exhibit

         10.21 Purchase and Sale Agreement for the sale of Lindsay-Main Plaza.

                       BOETTCHER PENSION INVESTORS, LTD.
                            (A Limited Partnership)
                            Pro Forma Balance Sheet
                                January 31, 1996
                                  (Unaudited)


                                                                  Pro Forma Adjustments
                                                                  ---------------------
                                                                   Sale of Lindsay-Main
                                               Historical            and Application             Pro Forma
                                            January 31, 1996           of Proceeds            January 31, 1996
                                            ----------------           -----------            ----------------
                 Assets
                 ------
Real estate investments:
       Properties held for sale at cost, net      $7,495,180               (959,415)           6,535,765
       Less accumulated depreciation                (572,975)               134,797             (438,178)
                                                  -----------            ----------           ----------
                                                   6,922,205               (824,618)           6,097,587

Cash and cash equivalents, at cost
  which approximates market value                    513,550                  1,188              514,738
Deferred leasing costs, net                           93,531                (32,664)              60,867
Accounts receivable, and other assets                141,366                (37,622)             103,744
                                                  ----------             ----------           ----------
       Total Assets                               $7,670,652               (893,716)           6,776,936
                                                  ==========             ==========           ==========

Liabilities and Partners' Capital
- ---------------------------------
Mortgage payable                                  $5,821,554                      -            5,821,554
Accounts payable and accrued liabilities              28,907                   (945)              27,962
Payable to managing general partner                   88,330                (88,000)                 330
Property taxes payable                                17,449                (11,526)               5,923
Accrued interest payable                              46,087                      -               46,087
Other Liabilities                                     39,315                 (2,496)              36,819
                                                  ----------             ----------           ----------
       Total Liabilities                           6,041,642               (102,967)           5,938,675

Partners' capital
       General partners                              (35,653)                  (298)             (35,951)
       Limited partners                            1,664,663               (790,451)             874,212
                                                  ----------             ----------           ----------
       Total Partners' capital (deficit)           1,629,010               (790,749)             838,261
                                                  ----------             ----------           ----------
       Total Liabilities & Partners' Capital      $7,670,652               (893,716)           6,776,936
                                                  ==========             ==========           ==========


See accompanying notes to proforma financial statements.

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                  For the Three Months Ended January 31, 1996
                                  (Unaudited)


                                                                Pro Forma Adjustments
                                                                ---------------------
                                                                 Sale of Lindsay-Main
                                                 Historical        and Application             Pro Forma
                                              January 31, 1996       of Proceeds            January 31, 1996
                                              ----------------       -----------            ----------------
Revenue
    Rental income                                       $251,874         (20,387)            231,487
    Tenant reimbursements for common
      area charges, insurance and taxes                   49,719          (8,779)             40,940
    Interest income                                        7,279               -               7,279
                                                        --------   --------------         ----------
                                                         308,872         (29,166)            279,706
                                                        --------      -----------          ---------
Expenses:
    Interest, including amortization of debt
      discount and debt issuance costs                   138,410               -             138,410
    Depreciation & Amortization                           49,364          (4,864)             44,500
    Property taxes                                        23,589          (5,538)             18,051
    Fees and reimbursements to managing
      general partner                                      5,724               -               5,724
    Other management fees                                 13,549          (2,250)             11,299
    Repairs and maintenance                               15,208          (2,779)             12,429
    Utilities                                              9,683          (3,112)              6,571
    Other administrative                                  49,872          (2,348)             47,524
                                                        --------    -------------         ----------
                                                         305,399         (20,891)            284,508
                                                        --------     ------------          ---------

                 Net earnings (loss)                    $  3,473          (8,275)             (4,802)
                                                        ========     ============         ==========


Net earnings (loss) per limited partnership unit
         using the weighted average number of limited
         partnership units outstanding of 10,717:       $   0.32           (0.77)              (0.45)
                                                        ========     ============         ==========




    See accompanying notes to proforma financial statements.

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                       Pro Forma Statement of Operations
                   For the Fiscal Year Ended October 31, 1995
                                  (Unaudited)


                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                                     Sale of Lindsay-Main
                                                  Historical           and Application           Pro Forma
                                               October 31, 1995          of Proceeds          October 31, 1995
                                               ----------------          -----------          ----------------
Revenue:
  Rental income                                      $1,238,182             (84,220)           1,153,962
  Tenant reimbursements for common
    area charges, insurance and taxes                   261,054             (30,394)             230,660
  Interest income                                        20,016                (264)              19,752
                                                     ----------        -------------        ------------
                                                      1,519,252            (114,878)           1,404,374
                                                     ----------        -------------         -----------

Expenses:
  Interest, including amortization of debt
    discount and debt issuance costs                    557,948                   -              557,948
  Depreciation & Amortization                           277,677             (17,087)             260,590
  Property taxes                                        123,361             (20,476)             102,885
  Fees and reimbursements to managing
    general partner                                      29,840                   -               29,840
  Other management fees                                  61,756              (9,000)              52,756
  Repairs and maintenance                                90,898             (16,653)              74,245
  Utilities                                              44,514             (11,839)              32,675
  Other administrative                                   63,971              (6,851)              57,120
                                                   ------------          -----------        ------------
                                                      1,249,965             (81,906)           1,168,059
                                                   ------------           ----------        ------------

         Net earnings (loss) from operations            269,287             (32,972)             236,315

         Gain on sale of real estate investment         684,856                   -              684,856
                                                    -----------           ----------           ---------

         Net earnings (loss)                         $  954,143             (32,972)             921,171
                                                      =========           ===========          =========

Net earnings (loss) per limited partnership unit
  using the weighted average number of
  limited partnership units outstanding
  of 10,717:                                         $    89.03               (3.08)               85.95
                                                     ==========         ============          ==========


See accompanying notes to proforma financial statements.

                        BOETTCHER PENSION INVESTORS LTD.
                            (A Limited Partnership)
                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)


Note 1 - Basis of Presentation

         The Pro Forma Balance Sheet at January 31, 1996 is based on the historical Balance Sheet for the Partnership presented on Form 10-Q at January 31, 1996. In general, the Pro Forma adjustments represent the elimination of all liabilities related to Lindsay-Main Plaza ("Lindsay"), and the net effect of the sale transaction and utilization of net proceeds on the limited partners' capital account is as follows:


            Distribution to limited partners                              $(760,907)
            Estimated loss on sale                                          (29,544)
                                                                          ---------


                    Net decrease in limited partners' capital             $(790,451)
                                                                          =========




         The Pro Forma Statements of Operations for the three months ended January 31, 1996 and for the year ended October 31, 1995 are based on the historical Statements of Operations for the Partnership presented on Form 10-Q and 10-K for the three months ended January 31, 1996 and the year ended October 31, 1995, respectively. In general, the Pro Forma adjustments represent the elimination of Lindsay's historical operations for the three months ended January 31, 1996 and for the year ended October 31, 1995.





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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            BOETTCHER PENSION INVESTORS LTD.
                            --------------------------------

                            By:   Boettcher Properties, Ltd.
                                  General Partner

                                  By:   BPL Holdings, Inc.
                                        General Partner


Dated:  May 14, 1996                    By:   /s/ Thomas M. Mansheim
                                              ----------------------
                                              Treasurer; Principal Financial
                                              and Accounting Officer of the
                                              Partnership





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